                                                                    EXHIBIT 99.2

                            THE PENN TRAFFIC COMPANY


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Penn Traffic Company (the "Company") on Form 10-Q for the period ending November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin
A. Fox, Executive Vice President & Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ Martin A. Fox
---------------------------
Martin A. Fox
Executive Vice President &
Chief Financial Officer

December 17, 2002